EXHIBIT 10.2

                                               BUSINESS FLEX LINE OF CREDIT NOTE
                                                                        Maryland

NOVEMBER 29, 2005                                                    $180,000.00

   BORROWER: CHESAPEAKE LOGISTICS LLC, a limited liability company organized under the laws of Maryland

   Address of residence/chief executive office: 5304 Sunnyside Avenue, Beltsville, Maryland 20705

   BANK: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with banking offices at One M&T Plaza, Buffalo, New York 14240 Attention:
   Office of General Counsel

   PROMISE TO PAY. For value received, and intending to be legally bound, Borrower promises to pay to the order of the Bank on demand (or, if this Note has been converted to a term note, on the schedule set forth below), the principal sum of ONE HUNDRED EIGHTY THOUSAND DOLLARS AND NO CENTS ($180,000.00) (the "Maximum Principal Amount") or the actual outstanding principal amount under this Note (the "Outstanding Principal Amount"), if less; plus interest as agreed below and all fees and costs (including without limitation attorneys' fees and disbursements, whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note (the "Expenses").

   INTEREST. The Outstanding Principal Amount of this Note shall earn interest calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) from and including the date the proceeds of this Note were disbursed to, but not including, the date all amounts hereunder are paid in full, at a rate per year which shall on each day be 1.5 PERCENTAGE POINTS ABOVE THE HIGHEST PRIME RATE PUBLISHED IN THE WALL STREET JOURNAL in its table entitled "Money Rates" or such similar publication, quoting service or commonly available source used by the Bank for determining prime rate of interest. If no rate is specified, interest shall accrue at the Maximum Legal Rate (defined below) at all times prior to payment in full.

   DEFAULT RATE. If the Bank does not actually receive any payment under this Note when due and/or, after the Conversion Date, upon the occurrence of an Event of Default (defined below), the interest rate on the Outstanding Principal Amount shall automatically increase to 5 percentage points above the otherwise applicable rate per year, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate.

   MAXIMUM LEGAL RATE. It is the intent of the Bank and of Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

   REPAYMENT OF PRINCIPAL AND INTEREST. Absent demand for repayment in full, interest on the Outstanding Principal Amount shall be due and payable monthly. Absent demand for payment in full and until the Conversion Date, if any, principal payments may be made at any time at Borrower's discretion, subject to the Annual Cleanup described below. Payments shall be made in immediately available funds at any banking office of the Bank.

   LATE CHARGE. If Borrower fails to pay the whole or any installment of principal or interest within 5 days of its due date, Borrower shall pay a late charge equal to the greatest of (a) $50.00 (b) 5% of the delinquent amount, or (c) the Bank's then current late charge as announced from time to time; provided, however, that any excess collected by mistake shall be refunded on request, and each such late charge shall be separately charged and collected by the Bank.

   APPLICATION OF PAYMENTS. Payments may be applied in any order in the sole discretion of the Bank but, prior to demand or default, shall be applied first to past due interest, Expenses, late charges and principal, then to current interest, Expenses, late charges and principal, and last to remaining principal.

   SETOFF. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any of its affiliates ("Affiliate") or otherwise owing by the Bank or any Affiliates in any capacity to Borrower or any guarantor or endorser of this Note (a "Guarantor"). Such set-off shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

   AUTHORIZED REPRESENTATIVES. This Note is issued by Borrower to the Bank in connection with a certain line of credit made available by the Bank to Borrower (the "Credit"). The Bank may make any loan or payment pursuant to the Credit (the "Loan(s)") in reliance upon any oral, telephonic, written, teletransmitted or other request (the "Request(s)") that the Bank in good faith believes to be valid and to have been made by Borrower or on behalf of Borrower by REGINA FLOOD, MEMBER OR BRIAN P. FLOOD, MEMBER (actual name and capacity) (each an "Authorized Person"). Mention of the Authorized Person's name in the prior sentence is for reference purposes only and the Bank shall rely on the title to ascertain whether someone is an Authorized Person. The Bank may act on the Request of any Authorized Person until the Bank shall have received from Borrower, and had a reasonable time to act on, written notice revoking the authority of such Authorized Person. The Bank shall incur no liability to Borrower or to any other person as a direct or indirect result of making any Loan pursuant to this paragraph.

   MINIMUM ADVANCE. Each Loan requested by BORROWER SHALL EQUAL $5,000 OR MORE. Advances for smaller amounts will be subject to a $25.00 processing fee.

   DISCRETIONARY FACILITY. The Bank may modify, restrict, suspend or terminate the Credit at any time for any reason and without affecting Borrower's then existing obligations under this Note. Any Request for a Loan hereunder shall be limited in amount, such that the sum of (i) the principal amount of such Request; (ii) the Outstanding Principal Amount under this Note; and (iii) the aggregate face amounts of (or, if greater, Borrower's aggregate reimbursement obligations to the Bank (or any of its affiliates) in connection with) any letters of credit issued by the Bank (or any of its affiliates) at the request (or for the benefit of) Borrower, pursuant to this Credit; does not exceed the Maximum Principal Amount under this Note. Notwithstanding the above, the Bank shall have the sole and absolute discretion whether to make any Loan (or any portion of any Loan) requested by Borrower, regardless of any general availability under the Maximum Principal Amount.

   DEMAND FACILITY. Until the Conversion Date, if any, this is a demand Note and all Loans hereunder shall become immediately due and payable upon demand by the Bank, provided, however, the Outstanding Principal Amount of this Note and all accrued and unpaid interest shall automatically become immediately due and payable if Borrower or any Guarantor commences or has commenced against it any bankruptcy or insolvency proceeding. Borrower hereby waives protest, presentment and notice of any kind in connection with this Note.

   ANNUAL CREDIT REVIEW FEE. Borrower shall pay on or before each anniversary of this Note a non-refundable credit review fee equal to the greater of (a) 1/2% of the Maximum Principal Amount or (b) $250. Borrower acknowledges and understands that payment of such credit review fee shall not entitle Borrower to any assurances of availability of credit hereunder, nor otherwise alter or compromise the discretionary or demand nature of this credit facility.

   ANNUAL 30-DAY CLEANUP. Borrower agrees that, once each year, it shall pay all principal, interest and Expenses outstanding under this Note at the commencement of a 30-day period chosen by Borrower. No Loans shall be requested or advanced during the 30-day period (the "Annual Cleanup").

   CONVERSION TO TERM NOTE; CONVERSION DATE. If Borrower fails to perform the Annual Cleanup, or if the Bank elects to terminate the Credit, the Bank may, at its option, and upon written notice to Borrower, declare this Note converted as of a certain date (the "Conversion Date") to a 3-year term obligation. The Maturity Date of this Note will then be the third anniversary of the Conversion Date.

   REPAYMENT UPON CONVERSION TO TERM NOTE. After the Conversion Date, if any, Borrower shall repay the Outstanding Principal Amount in 36 equal monthly installments, commencing on the first day of the first month following the Conversion Date and continuing on the first day of each of the succeeding 35 months. The last such payment shall also include other amounts outstanding under this Note. Until the Outstanding Principal Amount is paid in full, Borrower shall continue to pay interest on the first day of each month calculated in accordance with the terms of this Note.

   PREPAYMENT PROVISION. Borrower may prepay this Note in whole or in part at any time without premium or penalty. After the Conversion Date, upon making any prepayment of the principal in whole, Borrower shall pay to the Bank all interest and Expenses owing pursuant to this Note and remaining unpaid. After the Conversion Date, each partial prepayment of the Principal shall be applied in inverse order of maturity.

   FINANCIAL AND OTHER INFORMATION; CERTIFICATES OF NO DEFAULT. While this Note is in effect, Borrower shall promptly deliver to the Bank copies of all annual reports, proxy statements and similar information distributed to shareholders or partners, and of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation and shall provide, in form satisfactory to the Bank: (a) within sixty days after the end of each of Borrower's first three fiscal quarters, consolidating and consolidated statements of income and cash flows for such quarter, for the corresponding quarter in the previous fiscal year, and for the period from the end of the previous fiscal year, with a consolidating and consolidated balance sheet as of the quarter end; and (b) within ninety days after the end of each fiscal year, consolidating and consolidated statements of Borrower's income and cash flows and its consolidating and consolidated balance sheet as of the end of such fiscal year, setting forth comparative figures for the preceding fiscal year, such statement to be:
           [ ] AUDITED     [ ] REVIEWED     [X] COMPILED
   by an independent certified public accountant acceptable to the Bank. All such statements shall be certified by Borrower's chief financial officer or partner to be correct and in accordance with Borrower's records and to present fairly the results of Borrower's operations in conformity with generally accepted accounting principles. With each statement of income, Borrower shall provide a certificate executed by its chief executive and chief financial officers or managing partners stating that no Event of Default occurred during the period, or if an Event of Default did occur, describing its nature, the date(s) of its occurrence or period of existence and what action Borrower has taken with respect thereto. If no box is checked above, Borrower shall supply financial reports immediately upon the Bank's request in the form and number of copies and at the times satisfactory to the Bank.

   BANK RECORDS CONCLUSIVE. The Bank shall set forth on a schedule attached to this Note or maintained on computer, the date and original principal amount of each Loan and the date and amount of each payment to be applied to the Outstanding Principal Amount of this Note. The Outstanding Principal Amount set forth on any such schedule shall be presumptive evidence of the aggregate Outstanding Principal Amount of this Note and of all Loans. No failure by the Bank to make, and no error by the Bank in making, any annotation on any such schedule shall affect Borrower's obligation to pay the principal and interest of each Loan or any other obligation of Borrower to the Bank pursuant to this Note.

   EVENTS OF DEFAULT AFTER CONVERSION TO TERM NOTE. Upon and after the Conversion Date, if any, the following constitute an event of default ("Event of Default") under this Note: (i) failure by Borrower to make any payment when due (whether at the stated maturity, by acceleration or otherwise) of the amounts due under this Note, or any part thereof, or there occurs any EVENT or condition which after notice, lapse of time or both will permit such acceleration; (ii) Borrower defaults in the performance of any covenant or other provision with respect to this Note or any other agreement between Borrower and the Bank or any Affiliate; (iii) Borrower fails to pay when due (whether at the stated maturity, by acceleration or otherwise) any indebtedness for borrowed money owing to any third party or Affiliate or the occurrence of any event which could result in acceleration of payment of any such indebtedness or the failure to perform any agreement with any third party or Affiliate; (iv) the reorganization, merger, consolidation or dissolution of Borrower (or the making of any agreement therefor); the sale, assignment, transfer or delivery of all or substantially all of the assets of Borrower to a third party; or the cessation by Borrower as a going business concern; (v) the death or judicial declaration of incompetency of Borrower, if an individual; (vi) failure to pay, withhold or collect any tax as required by law; the service or filing against Borrower or any of its assets of any lien (other than a lien permitted in writing by the Bank), judgment, garnishment, order or award; (vii) if Borrower becomes insolvent or is generally not paying its debts as such debts become due; (viii) the making of any general assignment by Borrower for the benefit of creditors; the appointment of a receiver or similar trustee for Borrower or its assets; or the making of any, or sending notice of any intended, bulk sale; (ix) Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower; (x) any representation or warranty made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or in any financial statement of Borrower proves to have been misleading in any material respect when made; Borrower omits to state a material fact necessary to make the statements made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or any financial statement of Borrower not misleading in light of the circumstances in which they were made; or, if upon the date of execution of this Note, there shall have been any materially adverse change in any of the facts disclosed in any financial statement, representation or warranty that was not disclosed in writing to the Bank at or prior to the time of execution hereof;
   (xi) any pension plan of Borrower fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on Borrower's ability to repay its debts; (xii) the occurrence of any event described in sub-paragraph (i) through and including
   (xi) hereof with respect to any Guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the amounts due under this Note; (xiii) there occurs any change in the management or ownership of Borrower or any Guarantor which is, in the opinion of the Bank, materially adverse to its interest and which remains uncorrected for thirty days after the Bank notifies Borrower of its opinion; (xiv) Borrower fails to supply new or additional collateral within ten days of request by the Bank; or (xv) the Bank in good faith deems itself insecure with respect to payment or performance of under this Note. All amounts hereunder shall become immediately due and payable upon the occurrence of (ix) above, or at the Bank's option, upon the occurrence of any other Event of Default.

   BUSINESS PURPOSE; NO MARGIN STOCK. Borrower certifies (1) that no Loan will be used to purchase margin stock except with the Bank's express prior written consent for each such purchase, (2) that this Note evidences a commercial loan and an extension of credit for a commercial purpose within the meaning of Md. Code, Commercial Law Art., and (3) that all Loans shall be used for a business purpose, and not for any personal, family or household purpose.

   SPECIAL PROVISIONS - LOANS OF $75,000 OR LESS. If (a) Borrower is not a corporation and (b) the principal amount of this Note stated above is $75,000 or less, then (i) prior to the Conversion Date, this loan is made under the Maryland Credit Grantor Revolving Credit Provisions (Md. Code Commercial Law Art., Subtitle 9), and (ii) upon and after the Conversion Date, this loan is made under the Maryland Credit Grantor Closed End Credit Provisions (Md. Code Commercial Law Art., Subtitle 10).

   SPECIAL PROVISIONS - RESIDENTIAL LOANS. To the extent this Note has provisions providing for a default rate of interest or a prepayment premium, such provisions do not apply if the loan evidenced by this Note is (i) within the scope of the Section entitled "Special Provisions - Loans of $75,000 or Less"; (ii) made to an individual or sole proprietor; and (iii) secured by owner-occupied real property having a dwelling on it designated principally as a residence with accommodations of not more than four families.

   MISCELLANEOUS. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Credit, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

   NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice bye-mail is not valid notice under this or any other agreement between Borrower and the Bank.

   JOINT AND SEVERAL. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts which become due under this Note and the term "Borrower" shall include each as well as all of them.

   GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Maryland. Unless provided otherwise under federal law, this Note will be interpreted in accordance with the laws of the State of Maryland excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF MARYLAND IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

   WAIVER OF JURY TRIAL. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

   POWER TO CONFESS JUDGMENT. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE, NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS. THE PROVISIONS OF THIS SECTION DO NOT APPLY TO ANY LOAN EVIDENCED BY THIS NOTE THAT IS WITHIN THE SCOPE OF THE SECTION ENTITLED "SPECIAL PROVISIONS - LOANS OF $75,000 OR LESS" AND MADE TO AN INDIVIDUAL OR SOLE PROPRIETOR BORROWER.

   PREAUTHORIZED TRANSFERS FROM DEPOSIT ACCOUNT. Borrower hereby authorizes the Bank to disburse each Loan only by deposit to Borrower's commercial checking account number 9835811952. Borrower also authorizes the Bank to debit Borrower's commercial checking account with the Bank automatically for the full amount of each fee and interest payment which becomes due under this Note, upon request for each principal payment purportedly authorized by an Authorized Person prior to the Conversion Date, if any, and automatically for each principal payment which becomes due after the Conversion Date, if any.

   ACKNOWLEDGMENT. Borrower acknowledges that it has read and understands all the provisions of this Note, including the CONFESSION OF JUDGMENT, GOVERNING LAW, JURISDICTION and WAIVER OF JURY TRIAL, and has been advised by counsel as necessary or appropriate.

   WITNESS the due execution hereof as a SEALED INSTRUMENT the day and year first above written.

   Tax ID/SS# 52-2059691

   CHESAPEAKE LOGISTICS LLC

   BY:  /S/ REGINA FLOOD                                         (L.S.)
       ----------------------------------------------------------
         REGINA FLOOD, MEMBER

   BY:  /S/ BRIAN P. FLOOD                                       (L.S.)
       ----------------------------------------------------------
         BRIAN P. FLOOD, MEMBER

                                 ACKNOWLEDGMENT

   STATE OF MARYLAND                                )
                                                    :SS.
   COUNTY OF  PRINCE GEORGES                        )

          On the 30 day of NOVEMBER , in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared REGINA FLOOD, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within said instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

   /S/ KIMBERLY GAIL PFARR
   -----------------------
   Notary Public

                                 ACKNOWLEDGMENT

   STATE OF MARYLAND                                )
                                                    :SS.
   COUNTY OF  PRINCE GEORGES                        )

          On the 30 day of NOVEMBER , in the year 2005, before me, the undersigned, a Notary Public in and for said State, personally appeared BRIAN
   P. FLOOD, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within said instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

   /S/ KIMBERLY GAIL PFARR
   -----------------------
   Notary Public